Non-Controlling Interests	12 Months Ended
Dec. 31, 2018
Noncontrolling Interest [Abstract]
NON-CONTROLLING INTERESTS

NOTE 3 – NON-CONTROLLING INTERESTS

The Company accounts for non-controlling interests in accordance with FASB ASC 810, Consolidation, which requires: (i) ownership interests in subsidiaries held by parties other than the parent to be clearly identified, labeled, and presented in the consolidated statements of financial position within equity, but separate from the parent's equity; (ii) the amount of consolidated net income (loss) attributable to the parent and to the non-controlling interest to be clearly identified and presented on the face of the consolidated statements of operations; (iii) changes in a parent's ownership interests that do not result in deconsolidation to be accounted for as equity transactions; and (iv) that a parent recognize a gain or loss in net income upon deconsolidation of a subsidiary, with any retained non-controlling equity investment in the former subsidiary initially measured at fair value.

The non-controlling interest for the Company as at December 31, 2018 represented YR TV Station's share in Taiyuan Ad Co. and Taiyuan JV. Subject to the matters as discussed in note 1 above, there is no operation and losses incurred after the termination of the agreement, hence, there is no additional non-controlling interest allocated to the non-controlling shareholder. The non-controlling interest is $1,079,563 and $1,079,563 as of December 31, 2018 and 2017, respectively.